ALLIANCE INSTITUTIONAL FUNDS

ANNUAL REPORT
OCTOBER 31, 1998

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS                             ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

December 16, 1998

Dear Shareholder:

We are pleased to provide you with an update on the performance and investment activity of the portfolios of Alliance Institutional Funds, Inc. for the fiscal year ended October 31, 1998.

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
Portfolio Manager: Al Harrison

The following table provides performance information for the Alliance Premier Growth Institutional Fund (the "Fund") for the six-month and since-inception (January 7, 1998) periods ended October 31, 1998. For comparison, we have also provided the returns for the Standard & Poor's 500 Stock Index (the "S&P 500"), a common measure of the broad stock market, and your Fund's benchmark, the Russell 1000 Growth Stock Index, which measures the performance of large-cap U.S. stocks.

Notwithstanding the severe erosion in equity prices from mid-August to early October of 1998, your Fund has provided a return since inception well in excess of that of the S&P 500 and the Russell 1000 Growth Stock Index, as shown. This performance was the result of good individual stock selection outweighing losses in the global financial sector which came under pressure during the late summer.


INVESTMENT RESULTS*
Periods Ended October 31, 1998
                                        TOTAL RETURNS
                                   6 MONTHS    SINCE INCEPTION**
                                  ---------    -----------------
ALLIANCE PREMIER GROWTH
  INSTITUTIONAL FUND
    Class I                          1.28%           26.20%
    Class II                         1.04%           25.80%

S&P 500 STOCK INDEX                 -0.40%           14.65%

RUSSELL 1000 GROWTH STOCK INDEX      1.28%           18.24%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF OCTOBER 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE RUSSELL 1000 GROWTH STOCK INDEX CONSISTS OF 1000 OF THE LARGEST STOCKS REPRESENTING APPROXIMATELY 87% OF THE U.S. EQUITY MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

** THE INCEPTION DATE FOR ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND CLASS I AND CLASS II IS JANUARY 7, 1998. RETURNS FOR THE SHARE CLASSES OF THE FUND ARE FOR THE JANUARY 7, 1998 - OCTOBER 31, 1998 PERIOD. RETURNS FOR THE S&P 500 AND THE RUSSELL 1000 INDEXES ARE FOR THE DECEMBER 31, 1997 - OCTOBER 31, 1998 PERIOD.


ECONOMIC REVIEW
We continue to express ourselves as being "cautiously bullish." The caution stems from the continued problems being faced in Asia and Russia, together with the unknown impact on world economic growth from the Year 2000 (the "Y2K") computer conversion at the end of 1999.

Having said that, we believe that the fundamentals behind U.S. economic and corporate prosperity are still largely in place. U.S. companies enjoy worldwide leadership in terms of technology, cost cutting, and managerial skills. Corporate earnings have been strong over the last several years and balance sheets are in excellent shape to weather any slowdown that may ensue. Likewise, in a macro sense fiscal policy now has the luxury of dealing with a surplus rather than a deficit, while monetary policy is being finely tuned by Alan Greenspan to accommodate modest changes in the economic and inflation outlook.

Accordingly, although stock prices have reached price to earnings ("P/E") multiples that are higher than those in the last decade, these valuations would seem justified based on corporate health and by reference to a long bond yield of only 5.25%.

REVIEW OF INVESTMENT STRATEGY
The Alliance Premier Growth Institutional Fund continues to emphasize stock selection particularly in the technology, health care, and consumer services areas. It is important, however, for us to continue to be extremely price conscious when looking at one stock against another, and we will continue to adjust the sizes of our positions as relative prices change. Since we continue to expect market volatility, this strategy of taking profits


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                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

during bouts of enthusiasm, while adding to holdings during periods of weakness, should continue to provide a layer of value over and above our foremost requirement of good stock selection based on fundamentals.


ALLIANCE QUASAR INSTITUTIONAL FUND
Portfolio Manager: Randall Haase

The following table provides performance for the Alliance Quasar Institutional Fund (the "Fund") for the six-month and since-inception (March 17, 1998) periods ended October 31, 1998. For comparison, we have also included the returns for the Standard & Poor's 500 Stock Index (the "S&P 500"), a common measure of the broad stock market, and the Fund's benchmark, represented by the Russell 2000 Index, which measures the performance of small-cap U.S. stocks.

For the six-months and since-inception periods ended October 31, 1998, your Fund underperformed its benchmark. This underperformance can be attributed to the Fund's overweighting in several growth cyclical industries, particularly the airline and rental car industries, relative to the benchmark. If the U.S. enters a recession in the next 12 months, many investors believe that these industries' earnings would be hurt disproportionately. As a result, during the most recent small-cap sell-off, stocks in these industries underperformed considerably. However, we believe that any economic uncertainty is already priced into these stocks, and that they offer investors tremendous opportunities given their strong fundamentals and low stock valuations.


INVESTMENT RESULTS*
Periods Ended October 31, 1998
                                TOTAL RETURNS
                            6 MONTHS    SINCE INCEPTION**
                           ----------   -----------------
ALLIANCE QUASAR
  INSTITUTIONAL FUND
    Class I                  -27.54%         -25.80%
    Class II                 -27.74%         -26.00%

S&P 500 STOCK INDEX           -0.40%           0.62%

RUSSELL 2000 INDEX           -21.20%         -20.76%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF OCTOBER 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT INCLUDES 2000 OF THE SMALLEST STOCKS REPRESENTING APPROXIMATELY 11% OF THE U.S. EQUITY MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

** THE INCEPTION DATE FOR ALLIANCE QUASAR INSTITUTIONAL FUND CLASS I AND CLASS II IS MARCH 17, 1998. RETURNS FOR THE SHARE CLASSES OF THE FUND ARE FOR THE MARCH 17, 1998 - OCTOBER 31, 1998 PERIOD. RETURNS FOR THE S&P 500 AND THE RUSSELL 2000 INDEXES ARE FOR THE MARCH 31, 1998 - OCTOBER 31, 1998 PERIOD.


REVIEW OF INVESTMENT STRATEGY
Our basic investment strategy remains unchanged. We continue to adjust the Fund's portfolio composition to reflect our perception of those smaller, highly competitive companies that will, in our judgment, exhibit long-term price appreciation through superior earnings growth. During the last several months, there has been a tremendous amount of volatility and nervousness in the marketplace. We have not changed our style or strategy at all, but instead are trying to take advantage of inefficiencies in the marketplace.

With the economy slowing, there is a belief that the U.S. may potentially enter a recession. As you know, several of the overseas markets are already experiencing recessionary times, and if the U.S. economy continues to slow, there could be some downward pressure on the level of discretionary spending in the U.S. With that as a backdrop, several of our growth names with a cyclical or consumer orientation have not performed well during the last six months because of the belief that the level of consumer spending in the U.S. will slow down.

Specifically, our airline stocks and rental car stocks have done poorly. While the fundamentals for both the airline and rental car industries are quite strong, with both showing record pricing and record profitability, these stocks have given up all of their gains achieved over the last several years in just the last few months. Nevertheless, within the airline industry, we currently hold positions in Alaska Air Group, Inc., AmericaWest Holdings Corp.,


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                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

and Mesa Air Group, Inc. Furthermore, within the rental car group, we still hold positions in Budget Group, Inc. and Dollar Thrifty Automotive Group, Inc. At less than 10 times earnings, we believe these companies should perform well over the next several years.

On the consumer side, Bally Total Fitness Holding Corp., Men's Wearhouse, Inc., Premier Parks, Inc. and United Rentals, Inc. also have underperformed the broader small-cap market. However, we have strong conviction in each of these companies and still believe they offer investors tremendous value.

In addition, companies with strong franchises and brand names such as Tiffany & Co. and Tommy Hilfiger Corp. were also caught in this downward pressure in retail stocks. Hence, with both companies growing their earnings at 20% + with price to earnings ("P/E") multiples at less than 12 times earnings, we believe they offer investors a good value in a difficult retail environment.

On a positive note, the health care sector held up relatively well during the small-cap sell-off. The Fund still has a strong focus on late stage biotechnology companies that have clearly demonstrated the ability to get products through the Food and Drug Administration. Within the biotechnology group, we currently hold positions in Centocor, Inc., GelTex Pharmaceuticals, Inc., and MedImmune, Inc.


Within the real estate investment trust ("REIT") sector, we continue to build positions in strong, well capitalized REITs. Chelsea GCA Realty, Inc. is a leading operator of outlet centers and Taubman Centers, Inc. is a leading operator of malls in the U.S. At current valuations, these investments are yielding between 7% and 8% before capital appreciation. We currently hold positions in both companies.

On the automotive side, we still continue to be encouraged by the consolidation unfolding on the retail dealership side of the business. Manufacturers and large scale retailers both want to consolidate the number of automobile dealerships that currently exist in the United States. Eventually, a one-price shopping experience should replace traditional haggling and this, coupled with lower prices, should enrich the car buying experience the consumer has to face. Both Group 1 Automotive, Inc. and Circuit City Stores, Inc.--CarMax Group should be beneficiaries of this trend and we currently hold positions in both companies.

We also continue to believe that the oil tanker industry will rebound within the next several years because when tanker rates are forced upwards, older tanks are retired, and new construction fails to keep up with demand. We continue to hold positions in OMI Corp., Teekay Shipping Corp., and Knightsbridge Tankers, Ltd.

Lastly, the Fund has been weighted between 12% and 14% in the technology sector over the last several months. Not having an aggressive weighting in this sector actually helped us during the difficult period for small-cap stocks. Going forward, we are comfortable with a market weighting in technology focusing on those companies with strong franchises with proprietary positions.

In summary, we cannot overemphasize how volatile and difficult the last several months have been for small-cap managers. While we are extremely proud of our long-term results, we are quite disappointed with short-term results and feel comfortable that we are very well positioned going forward. We continue to be quite bullish on small-cap stocks and believe the opportunity and valuations for small-cap stocks are extremely compelling relative to large-cap stocks. Hence, we believe we are very well positioned to participate in any small-cap rally.


ALLIANCE REAL ESTATE INVESTMENT INSTITUTIONAL FUND
Portfolio Manager: Dan Pine

Publicly traded companies that own income producing real estate underwent a correction in 1998. This market, as measured by the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index, suffered a 13.38% decline during this period. This added to weakness earlier in the year, leaving the Fund's benchmark index down 14.63% for the fiscal year-to-date period. As the following table shows, your Fund and its benchmark both performed poorly during the six-month and since-inception periods ended October 31, 1998. Not fully captured on the table was the sharp decline and startling intra-period recovery of the overall stock market as represented by the Standard & Poor's 500 Stock Index (the "S&P 500").


3



                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

The overall stock market was down as a result of fears of a possible recession. The real estate investment trust ("REIT") market was caught in a downdraft caused by investors focusing on larger blue chip stocks as a perceived "flight to safety." Your Fund, which was overweight in the hotel and office property sectors of the REIT market, underperformed its benchmark because these sectors were harder hit in the stock market than other sectors of real estate. Even though these two sectors of the REIT market were down during the period under review, we continue to believe that the underlying real estate fundamentals of the market continue to be positive for the overall REIT market and for these two sectors, in particular.


INVESTMENT RESULTS*
Periods Ended October 31, 1998
                                       TOTAL RETURNS
                                   6 MONTHS   SINCE INCEPTION**
                                  ----------  -----------------
ALLIANCE REAL ESTATE INVESTMENT
  INSTITUTIONAL FUND
    Class I                         -16.36%        -18.61%
    Class II                        -16.59%        -19.02%

S&P 500 STOCK INDEX                  -0.40%         16.62%

NAREIT EQUITY INDEX                 -13.38%        -14.63%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF OCTOBER 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE NAREIT EQUITY INDEX IS A MARKET VALUE WEIGHTED INDEX BASED UPON THE LAST CLOSING PRICE OF THE MONTH FOR TAX-QUALIFIED REITS LISTED ON THE NYSE, AMEX, AND NASDAQ. INDEX RETURNS ARE NOT ADJUSTED FOR SALES CHARGES OR OPERATING EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

** THE INCEPTION DATE FOR ALLIANCE REAL ESTATE INVESTMENT INSTITUTIONAL FUND CLASS I AND CLASS II IS DECEMBER 9, 1997. RETURNS FOR THE SHARE CLASSES OF THE FUND ARE FOR THE DECEMBER 9, 1997- OCTOBER 31, 1998 PERIOD. RETURNS FOR THE S&P 500 AND THE NAREIT EQUITY INDEX ARE FOR THE NOVEMBER 30, 1997 - OCTOBER 31, 1998 PERIOD.


MARKET OVERVIEW
The recent steep decline of real estate companies' stock prices is almost unprecedented. The last time the benchmark index showed such a precipitous six-month decline was in the midst of the recession of 1973-74. At that time, the U.S. economy was reeling from the first global oil shocks, increasing competition from Europe and Japan, and slowing productivity brought on from the entrance of the baby boom generation into the work force. Real estate markets were at the tail end of a vast construction cycle which was financed largely by bank (and mortgage REIT) debt.

By comparison, the U.S. economy is one of the strongest growth engines in the world today. Although financial turmoil in Asia and Russia will likely slow U.S. growth prospects, it is not at all clear that we are headed into a recession at this point. Lately, some new construction has begun. Whether or not this turns into a full fledged cycle remains to be seen. Arguably, real estate markets are broadly in equilibrium. As a result, solid rent growth seems likely for most owners of real estate for the foreseeable future. This should bode well for the companies held in your Fund's portfolio.

In fact, the average real estate company is posting excellent profit growth. We anticipate 13.5% and 11.0% growth for the average REIT in 1998 and 1999, respectively. These expectations are based on properties already owned or under development and market conditions, more or less, as they currently exist.

Valuation levels are at historic lows. The average REIT trades at about 8.5 times 1999 funds from operations (the REIT equivalent of earnings per share), a 10-15% discount to the value of the real estate assets that it owns, and with a 7.2% current dividend yield.
These valuation metrics suggest either a severe real estate pullback or stock market over-reaction. We believe it is the latter of these alternatives. We track real estate market supply and demand changes very closely. Our research shows that supply is undeniably increasing, albeit slowly, and demand growth is slowing. However, the balance has not yet tipped toward the negative. In fact, recent capital market turmoil appears to be preventing real estate markets from overheating. This should allow company growth to continue and share prices to recover from recent lows.


4



                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

INVESTMENT STRATEGY
Your Fund was designed to identify and invest in companies that have the optimal exposure to the country's strongest real estate markets and which will benefit most from the significant shifts in real estate financing and ownership, which are sweeping across the United States today.

The most economically sensitive part of the real estate world is hotels. This is because supply is relatively easy to build, demand is closely linked to gross domestic product ("GDP") growth and rental rates reprice every day. In the past six months, we have lowered our portfolio exposure to hotels by 20% and we have increased our exposure to downtown office companies by 50%. Long lease terms cushion economic downturns because rent is a contractual obligation which must be paid even during periods of business softness. Downtown office buildings have the longest lease terms in the REIT world. New supply is more constrained in the northeastern U.S. because of population density and bureaucratic logjams. To minimize supply risk we increased our exposure to the northeast by 22% in the past six months.

MARKET OUTLOOK AND CONCLUSIONS
Our outlook for real estate remains positive. Supply of and demand for space remains roughly in balance in most markets. We believe the market has overreacted to the beginning of a normal construction cycle and slowing economic growth. The widespread weakness and subsequent recovery of the U.S. stock market has damaged REIT shares even though the fundamentals do not justify such weakness. As a result, we are optimistic about both near- and long-term results. We believe we are well positioned for any coming rebound in real estate stocks.

In conclusion, we would like to thank you for the continued confidence you have shown in the portfolios of Alliance Institutional Funds, Inc., and we look forward to reporting their progress to you in the future.

Sincerely,


Alfred Harrison
Executive Vice President


Randall E. Haase
Senior Vice President


Daniel G. Pine
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


5



INVESTMENT OBJECTIVE AND POLICIES    ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

Alliance Premier Growth Institutional Fund is an open-ended, diversified investment company that seeks long-term growth of capital by investing in the common stocks of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.


INVESTMENT RESULTS
_______________________________________________________________________________

TOTAL RETURNS

CLASS I SHARES
                          PERIOD ENDED   PERIOD ENDED
                           OCTOBER 31,   SEPTEMBER 30,
                               1998           1998
                          -------------  -------------
Six Months                     1.28%         -5.52%
Since Inception*              26.20%         14.60%

CLASS II SHARES
                          PERIOD ENDED   PERIOD ENDED
                           OCTOBER 31,   SEPTEMBER 30,
                               1998           1998
                          -------------  -------------
Six Months                     1.04%         -5.62%
Since Inception*              25.80%         14.30%


The Fund's investment results represent total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 1/7/98 Class I & Class II.


6


                                     ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
1/31/98* TO 10/31/98

$13,000
$12,000
$11,000
$10,000
$9,000

PREMIER GROWTH INSTITUTIONAL FUND CLASS I: $11,928
RUSSELL 1000 GROWTH STOCK INDEX: $11,481
S&P 500: $11,340

1/31/98    2/28/98    3/31/98    4/30/98    5/31/98    6/30/98
7/31/98    8/31/98    9/30/98    10/31/98

This chart illustrates the total value of an assumed $10,000 investment in Alliance Premier Growth Institutional Fund Class I shares (from 1/31/98 to 10/31/98) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to that class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 1000 Growth Stock Index consists of 1000 of the largest stocks representing approximately 87% of the U.S. equity market.


Premier Growth Institutional Fund
Russell 1000 Growth Stock Index
Standard &Poor's 500 Stock Index


*    Month-end nearest to Fund's inception date of 1/7/98.


7



INVESTMENT OBJECTIVE AND POLICIES            ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

Alliance Quasar Institutional Fund seeks growth of capital by pursuing aggressive investment policies. Alliance Quasar Institutional Fund invests primarily in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


INVESTMENT RESULTS
_______________________________________________________________________________

TOTAL RETURNS

CLASS I SHARES
                          PERIOD ENDED   PERIOD ENDED
                           OCTOBER 31,   SEPTEMBER 30,
                               1998           1998
                          ------------   -------------
Six Months                   -27.54%        -29.07%
Since Inception*             -25.80%        -28.50%

CLASS II SHARES
                          PERIOD ENDED   PERIOD ENDED
                           OCTOBER 31,   SEPTEMBER 30,
                               1998           1998
                          ------------   -------------
Six Months                   -27.74%        -29.17%
Since Inception*             -26.00%        -28.60%



The Fund's investment results represent total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 3/17/98 Class I & Class II.


8



                                             ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

ALLIANCE QUASAR INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
3/31/98* TO 10/31/98

$11,000
$10,000
$9,000
$8,000
$7,000
$6,000

S&P 500: $10,062
RUSSELL 2000 INDEX: $7,924
QUASAR INSTITUTIONAL  FUND CLASS I: $7,361

3/31/98    4/30/98    5/31/98    6/30/98    7/31/98    8/31/98
9/30/98    10/31/98

This chart illustrates the total value of an assumed $10,000 investment in Alliance Quasar Institutional Fund Class I shares (from 3/31/98 to 10/31/98) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to that class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 2000 Index measures small-cap stock performance.


Quasar Institutional Fund
Russell 2000 Index
Standard &Poor's 500 Stock Index


*    Month-end nearest to Fund's inception date of 3/17/98.


9



                                                ALLIANCE REAL ESTATE INVESTMENT
INVESTMENT OBJECTIVE AND POLICIES                            INSTITUTIONAL FUND
_______________________________________________________________________________

Alliance Real Estate Investment Institutional Fund seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.


INVESTMENT RESULTS
_______________________________________________________________________________

TOTAL RETURNS

CLASS I SHARES
                          PERIOD ENDED   PERIOD ENDED
                           OCTOBER 31,   SEPTEMBER 30,
                               1998           1998
                          ------------   -------------
Six Months                   -16.36         -17.65
Since Inception*             -18.61         -16.52

CLASS II SHARES
                          PERIOD ENDED   PERIOD ENDED
                           OCTOBER 31,   SEPTEMBER 30,
                               1998           1998
                          ------------   -------------
Six Months                   -16.59%        -17.96%
Since Inception*             -19.02%        -16.94%


The Fund's investment results represent total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 12/9/97 Class I & Class II.


10



                                                ALLIANCE REAL ESTATE INVESTMENT
                                                             INSTITUTIONAL FUND
_______________________________________________________________________________

ALLIANCE REAL ESTATE INVESTMENT INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
12/31/97* TO 10/31/98

$12,000
$11,000
$10,000
$9,000
$8,000
$7,000

S&P 500: $11,465
NAREIT EQUITY INDEX: $8,339
REAL ESTATE INVESTMENT INSTITUTIONAL  FUND CLASS I: $8,019

12/31/97    1/31/98    2/28/98    3/31/98    4/30/98    5/31/98
6/30/98    7/31/98    8/31/98    9/30/98    10/31/98

This chart illustrates the total value of an assumed $10,000 investment in Alliance Real Estate Investment Institutional Fund Class I shares (from 12/31/97 to 10/31/98) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to that class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged NAREITEquity Index is a market value weighted index, based upon the last closing price of the month for tax-qualified REITs listed on NYSE, AMEX and the NASDAQ.


Real Estate Investment Institutional Fund
NAREIT Equity Index
Standard &Poor's 500 Stock Index


*    Month-end nearest to Fund's inception date of 12/9/97.


11



TEN LARGEST HOLDINGS
OCTOBER 31, 1998                     ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                         VALUE     PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Nokia Corp. (ADR)                           $ 3,852,787                6.4%
Dell Computer Corp.                           3,700,750                6.2
AirTouch Communications, Inc.                 3,320,800                5.5
Pfizer, Inc.                                  2,918,900                4.9
Wal-Mart Stores, Inc.                         2,891,100                4.8
Cisco Systems, Inc.                           2,781,450                4.6
Home Depot, Inc.                              2,640,450                4.4
Tyco International, Ltd.                      2,446,531                4.1
EMC Corp.                                     1,712,375                2.9
Intel Corp.                                   1,591,997                2.7
                                            $27,857,140               46.5%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED OCTOBER 31, 1998
_______________________________________________________________________________

                                                          SHARES*
PURCHASES                                        BOUGHT       HOLDINGS 10/31/98
-------------------------------------------------------------------------------
AirTouch Communications, Inc.                    32,300             59,300
Delta Air Lines, Inc.                            10,000             10,000
EMC Corp.                                        26,600             26,600
Lucent Technologies, Inc.                        18,100             19,800
Nokia Corp. (ADR)                                18,700             41,400
Pfizer, Inc.                                     18,000             27,200
Schering-Plough Corp.                            10,600             14,400
UAL Corp.                                        14,400             23,300
U.S. Bancorp                                     27,100             27,100
Wal-Mart Stores, Inc.                            36,800             41,900


SALES                                             SOLD        HOLDINGS 10/31/98
-------------------------------------------------------------------------------
Banc One Corp.                                    8,560                 -0-
Compaq Computer Corp.                            19,000                 -0-
Ericsson (L.M.) Telephone Co. Cl.B (ADR)         11,300                 -0-
Household International, Inc.                     2,150                 -0-
MCI  Communications Corp.                         5,200                 -0-
Merck & Co., Inc.                                 7,650                 -0-
MGIC Investment Corp.                             6,250                 -0-
Philip Morris Cos., Inc.                         23,600             24,400
Schlumberger, Ltd.                                8,850                 -0-
Walt Disney Co.                                   9,650                 -0-


*    Adjusted for Stock Splits and a Spin-Off.


12



TEN LARGEST HOLDINGS
OCTOBER 31, 1998                             ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                         VALUE     PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Bethlehem Steel Corp.                        $  695,700                3.4%
Budget Group, Inc. Cl.A                         597,319                2.9
Alaska Air Group, Inc.                          575,000                2.8
Chelsea GCA Realty, Inc.                        560,313                2.7
Premier Parks, Inc.                             548,031                2.7
Centocor, Inc.                                  498,400                2.4
GelTex Pharmaceuticals, Inc.                    482,500                2.4
Mohawk Industries, Inc.                         470,925                2.3
Tommy Hilfiger Corp.                            464,375                2.3
America West Holdings Corp.                     459,712                2.2
                                             $5,352,275               26.1%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED OCTOBER 31, 1998
_______________________________________________________________________________

                                                          SHARES*
PURCHASES                                        BOUGHT       HOLDINGS 10/31/98
-------------------------------------------------------------------------------
Alaska Air Group, Inc.                           12,500             16,000
America West Holdings Corp.                      22,900             29,900
Bethlehem Steel Corp.                            50,700             77,300
Budget Group, Inc. Cl.A                          24,600             33,300
Centocor, Inc.                                   11,200             11,200
Legg Mason, Inc.                                 15,300             15,300
Premier Parks, Inc.                              21,700             24,700
Renaissance Worldwide, Inc.                      17,200             17,200
Taubman Centers, Inc.                            27,500             27,500
Tiffany & Co.                                     7,900             12,900


SALES                                             SOLD        HOLDINGS 10/31/98
-------------------------------------------------------------------------------
Avis Rent A Car, Inc.                             6,700                 -0-
Fore Systems, Inc.                                6,100                 -0-
Level One Communications, Inc.                    4,200                 -0-
Mid Atlantic Medical Services, Inc.               9,800                 -0-
National Surgery Centers, Inc.                    7,300                 -0-
Nautica Enterprises, Inc.                         4,800                 -0-
Neurex Corp.                                     12,100                 -0-
Physio-Control International Corp.                5,300                 -0-
Security Capital Group, Inc. Cl.B                 6,200                 -0-
Valero Energy Corp.                               5,400                 -0-


*    Adjusted for Stock Splits.


13



TEN LARGEST HOLDINGS                            ALLIANCE REAL ESTATE INVESTMENT
OCTOBER 31, 1998                                             INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                         VALUE     PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Equity Office Properties Trust               $  909,600                5.0%
Pan Pacific Retail Properties, Inc.             725,075                4.0
SL Green Realty Corp.                           721,519                4.0
Essex Property Trust, Inc.                      715,350                3.9
Crescent Real Estate Equities Co.               696,737                3.8
AvalonBay Communities, Inc.                     690,688                3.8
Public Storage, Inc.                            677,863                3.7
Arden Realty Group, Inc.                        642,262                3.5
Glenborough Realty Trust, Inc.                  640,981                3.5
Vornado Realty Trust                            626,588                3.5
                                             $7,046,663               38.7%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED OCTOBER 31, 1998
_______________________________________________________________________________

                                                           SHARES
PURCHASES                                        BOUGHT       HOLDINGS 10/31/98
-------------------------------------------------------------------------------
Arden Realty Group, Inc.                          8,200             29,700
Boston Properties, Inc.                           9,400             18,100
Brookfield Properties Corp.                      43,000             55,500
Burnham Pacific Properties, Inc.                 31,900             31,900
Crescent Real Estate Equities Co.                 9,200             27,800
Equity Office Properties Trust                    9,000             37,900
Pan Pacific Retail Properties, Inc.              10,200             38,800
Patriot American Hospitality, Inc.               18,100             45,000
SL Green Realty Corp.                            10,000             38,100
Vornado Realty Trust                             18,600             18,600


SALES                                              SOLD       HOLDINGS 10/31/98
-------------------------------------------------------------------------------
American General Hospitality Corp.               17,000                 -0-
Avalon Properties, Inc.                          12,800                 -0-
Bay Apartment Communities, Inc.                   7,300                 -0-
Duke Realty Investments, Inc.                       600             15,200
Excel Legacy Corp.                                6,800              5,000
Golf Trust of America, Inc.                       1,200             14,600
Highwoods Properties, Inc.                        1,500             16,900
Meridian Industrial Trust, Inc                    9,600                 -0-
Security Capital Pacific Trust                   22,900                 -0-
Sunstone Hotel Investors, Inc.                   17,000              9,600


14



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998                     ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-97.3%
TECHNOLOGY-31.2%
COMMUNICATION EQUIPMENT-11.9%
EMC Corp. (a)                                    26,600      $ 1,712,375
Lucent Technologies, Inc.                        19,800        1,587,713
Nokia Corp. (ADR) (b)                            41,400        3,852,787
                                                             ------------
                                                               7,152,875

COMPUTER HARDWARE-7.1%
Dell Computer Corp. (a)                          56,500        3,700,750
International Business Machines Corp.             3,700          549,219
                                                             ------------
                                                               4,249,969

COMPUTER SOFTWARE-3.4%
HBO & Co.                                        33,300          874,125
Microsoft Corp. (a)                              11,100        1,175,213
                                                             ------------
                                                               2,049,338

NETWORKING SOFTWARE-6.1%
America Online, Inc.                              6,900          876,731
Cisco Systems, Inc. (a)                          44,150        2,781,450
                                                             ------------
                                                               3,658,181

SEMI-CONDUCTOR COMPONENTS-2.7%
Intel Corp.                                      17,850        1,591,997
                                                             ------------
                                                              18,702,360

CONSUMER SERVICES-28.2%
AIRLINES-7.4%
Continental Airlines, Inc. C1.B (a)              12,400          491,350
Delta Air Lines, Inc.                            10,000        1,055,625
KLM Royal Dutch Air                              17,300          522,244
Northwest Airlines Corp. (a)                     31,700          831,134
UAL Corp. (a)                                    23,300        1,513,044
                                                             ------------
                                                               4,413,397

BROADCASTING & CABLE-6.8%
AirTouch Communications, Inc. (a)                59,300        3,320,800
Tele-Communications, Inc. -
  Liberty Media Group Cl.A (a)                   20,100          765,056
                                                             ------------
                                                               4,085,856

RETAIL - GENERAL MERCHANDISE-14.0%
Dayton Hudson Corp.                              30,400        1,288,200
Home Depot, Inc.                                 60,700        2,640,450
Kohl's Corp. (a)                                 18,800          898,875
May Department Stores Co.                        10,800          658,800
Wal-Mart Stores, Inc.                            41,900        2,891,100
                                                             ------------
                                                               8,377,425
                                                             ------------
                                                              16,876,678

FINANCE-15.0%
BANKING - REGIONAL-3.9%
BankAmerica Corp.                                15,118          868,340
Fifth Third Bancorp                               7,300          483,625
U.S. Bancorp                                     27,100          989,150
                                                             ------------
                                                               2,341,115

BROKERAGE & MONEY MANAGEMENT-0.9%
Morgan Stanley, Dean Witter and Co.               8,250          534,188

INSURANCE-1.7%
American International Group, Inc.                7,100          605,275
Progressive Corp.                                 2,800          412,300
                                                             ------------
                                                               1,017,575

MORTGAGE BANKING-4.3%
Federal Home Loan Mortgage Corp.                 21,800        1,253,500
Federal National Mortgage Assn.                   5,300          375,306
Washington Mutual, Inc.                          24,832          929,648
                                                             ------------
                                                               2,558,454

MISCELLANEOUS-4.2%
Associates First Capital Corp. Cl.A              18,388        1,296,354
MBNA Corp.                                       54,425        1,241,570
                                                             ------------
                                                               2,537,924
                                                             ------------
                                                               8,989,256


15


PORTFOLIO OF INVESTMENTS
(CONTINUED)                          ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
HEALTH CARE-11.8%
DRUGS-10.4%
Bristol-Myers Squibb Co.                          9,200      $ 1,017,175
Pfizer, Inc.                                     27,200        2,918,900
Schering-Plough Corp.                            14,400        1,481,400
Warner-Lambert Co.                               10,400          815,100
                                                             ------------
                                                               6,232,575

MEDICAL SERVICES-1.4%
IMS Health, Inc.                                 12,400          824,600
                                                             ------------
                                                               7,057,175

MULTI INDUSTRY COMPANY-4.1%
Tyco International, Ltd.                         39,500        2,446,531

CONSUMER STAPLES-3.6%
HOUSEHOLD PRODUCTS-0.9%
Colgate-Palmolive Co.                             6,050          534,669

RETAIL-FOOD-0.6%
Kroger Co. (a)                                    7,100          394,050
TOBACCO-2.1%
Philip Morris Cos., Inc.                         24,400        1,247,450
                                                             ------------
                                                               2,176,169

CAPITAL GOODS-2.6%
ELECTRICAL EQUIPMENT-1.2%
General Electric Co.                              8,500          743,750

MISCELLANEOUS-1.4%
United Technologies Corp.                         8,700          828,675
                                                             ------------
                                                               1,572,425

UTILITIES-0.8%
TELEPHONE UTILITY-0.8%
MCI WorldCom, Inc. (a)                            8,600          475,150
Total Common Stocks (cost $53,088,449)                        58,295,744

SHORT-TERM INVESTMENT-2.7%
COMMERCIAL PAPER-2.7%
General Electric Capital Corp.
  5.70%, 11/02/98
  (amortized cost $1,631,741)                    $1,632        1,631,741

TOTAL INVESTMENTS-100.0%
  (cost $54,720,190)                                          59,927,485
Other assets less liabilities-0.0%                               (19,175)

NET ASSETS-100%                                              $59,908,310


(a)  Non-income producing security.
(b)  Country of origin--Finland.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


16



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998                             ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-87.5%
CONSUMER PRODUCTS & SERVICES-36.2%
AIRLINES-6.7%
Alaska Air Group, Inc. (a)                       16,000      $   575,000
America West Holdings Corp.                      29,900          459,712
Continental Airlines, Inc. C1.B (a)               5,700          225,863
Mesa Air Group, Inc. (a)                         21,500          108,844
                                                             ------------
                                                               1,369,419

APPAREL-2.3%
Tommy Hilfiger Corp. (a)                         10,000          464,375
BROADCASTING & CABLE-1.3%
Sinclair Broadcast Group, Inc. Cl.A (a)          10,800          140,400
Young Broadcasting, Inc. Cl.A (a)                 4,400          138,875
                                                             ------------
                                                                 279,275

BUSINESS SERVICES-4.8%
Carriage Services, Inc. C1.A (a)                  6,900          161,288
Century Business Services, Inc. (a)              17,500          243,906
FirstService Corp. (a)                            6,500           75,766
Provant, Inc. (a)                                   100            1,144
Renaissance Worldwide, Inc. (a)                  17,200          162,325
TeleSpectrum Worldwide, Inc. (a)                 32,600          340,262
                                                             ------------
                                                                 984,691

ENTERTAINMENT & LEISURE-5.8%
Bally Total Fitness Holding Corp. (a)            14,700          277,463
N2K, Inc. (a)                                     2,800           13,825
Premier Parks, Inc. (a)                          24,700          548,031
Preview Travel, Inc. (a)                          7,300           99,006
Sunterra Corp. (a)                               27,200          258,400
                                                             ------------
                                                               1,196,725

RESTAURANTS & LODGING-1.7%
Florida Panthers Holdings, Inc. (a)              12,700          123,825
MeriStar Hospitality Corp.                       11,800          218,300
                                                             ------------
                                                                 342,125

RETAILING-12.8%
Brylane, Inc. (a)                                 5,600          $90,300
Circuit City Stores, Inc. - CarMax Group (a)     28,300          171,569
Furniture Brands International, Inc. (a)         10,200          219,300
Industrie Natuzzi SpA (ADR) (b)                  13,800          250,987
Men's Wearhouse, Inc. (a)                         9,300          225,525
Movado Group, Inc.                                8,700          164,212
Pacific Sunwear of California, Inc. (a)           5,600          121,100
Sports Authority, Inc. (a)                       19,600          149,450
Stage Stores, Inc. (a)                           13,600          180,200
Tiffany & Co.                                    12,900          416,831
Trans World Entertainment Corp. (a)               7,900          162,938
United Rentals, Inc. (a)                         11,400          306,375
Venator Group, Inc. (a)                          18,900          159,469
                                                             ------------
                                                               2,618,256

MISCELLANEOUS-0.8%
Central Garden & Pet Co. (a)                      8,800          173,800
                                                             ------------
                                                               7,428,666

BASIC INDUSTRIES-11.1%
BUILDING & RELATED-0.4%
Associated Materials, Inc. (a)                    6,700           73,700

METAL HARDWARE-3.4%
Bethlehem Steel Corp. (a)                        77,300          695,700

METALS & MINING-0.2%
Royal Oak Mines, Inc. (a)                        82,400           51,500
TEXTILE PRODUCTS-2.3%
Mohawk Industries, Inc. (a)                      15,600          470,925

TRANSPORTATION & SHIPPING-4.8%
AMERCO (a)                                          100            2,350
Carey International, Inc. (a)                    10,800          193,050
Consolidated Freightways Corp. (a)               28,400          307,075
Knightsbridge Tankers, Ltd.                       3,000           65,250
OMI Corp. (a)                                    66,200          248,250
Teekay Shipping Corp.                             9,900          173,250
                                                             ------------
                                                                 989,225
                                                             ------------
                                                               2,281,050


17



PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
TECHNOLOGY-10.4%
COMMUNICATION EQUIPMENT-1.1%
Comverse Technology, Inc. (a)                     4,600      $   211,600

COMPUTER SOFTWARE & SERVICES-3.5%
DBT Online, Inc. (a)                              9,700          196,425
Harbinger Corp. (a)                              17,580          116,468
Information Management Resources, Inc. (a)        4,400          103,400
Insight Enterprises, Inc. (a)                     3,650          105,850
Saville Systems Plc (ADR) (a)(c)                  3,800           64,125
Transaction Systems Architects, Inc. C1.A (a)     3,800          137,156
                                                             ------------
                                                                 723,424

NETWORKING SOFTWARE-2.2%
Apex PC Solutions, Inc. (a)                      12,500          326,562
Xylan Corp. (a)                                   8,025          128,400
                                                             ------------
                                                                 454,962

SEMI-CONDUCTOR EQUIPMENT-1.5%
Uniphase Corp. (a)                                3,200          158,400
Vitesse Semiconductor Corp. (a)                   4,700          151,575
                                                             ------------
                                                                 309,975

TELECOMMUNICATIONS-1.6%
GST Telecommunications, Inc. (a)                 12,000           83,250
Millicom International Cellular, SA (a)(d)        7,400          246,975
                                                             ------------
                                                                 330,225

MISCELLANEOUS-0.5%
Engineering Animation, Inc. (a)                   1,400           61,338
Excalibur Technologies Corp. (a)                  8,200           47,150
                                                             ------------
                                                                 108,488
                                                             ------------
                                                               2,138,674

HEALTH CARE-9.6%
BIOTECHNOLOGY-6.4%
Centocor, Inc. (a)                               11,200          498,400
GelTex Pharmaceuticals, Inc. (a)                 19,300          482,500
Gensia Sicor, Inc. (a)                           11,500           43,125
MedImmune, Inc. (a)                               4,100          275,725
                                                             ------------
                                                               1,299,750

DRUGS, HOSPITAL SUPPLIES &
  MEDICAL SERVICES-3.2%
Aradigm Corp. (a)                                10,400          120,900
St. Jude Medical, Inc. (a)                        6,400          180,800
Synetic, Inc. (a)                                 4,400          189,750
Veterinary Centers of America, Inc. (a)           9,200          163,300
                                                             ------------
                                                                 654,750
                                                             ------------
                                                               1,954,500

FINANCIAL SERVICES-9.2%
BROKERAGE & MONEY MANAGEMENT-2.0%
Legg Mason, Inc.                                 15,300          406,406

INSURANCE-0.4%
Reinsurance Group of America, Inc.                2,000           95,000

REAL ESTATE-6.8%
Chelsea GCA Realty, Inc.                         16,300          560,313
Glenborough Realty Trust, Inc.                   11,500          246,531
Golf Trust of America, Inc.                       7,700          205,975
Taubman Centers, Inc.                            27,500          376,406
                                                             ------------
                                                               1,389,225
                                                             ------------
                                                               1,890,631

CONSUMER MANUFACTURING-8.3%
AUTO & RELATED-8.3%
Budget Group, Inc. Cl.A (a)                      33,300          597,319
Dollar Thrifty Automotive Group, Inc. (a)        25,200          341,775
Group 1 Automotive, Inc. (a)                     16,700          285,987
Miller Industries, Inc. (a)                      13,600           71,400
Monaco Coach Corp. (a)                            8,550          259,706
United Auto Group, Inc. (a)                      10,800          148,500
                                                             ------------
                                                               1,704,687

ENERGY-2.7%
OIL & GAS SERVICES-2.7%
Parker Drilling Co. (a)                          24,800          122,450
Southern Union Co.                               18,200          422,013
                                                             ------------
                                                                 544,463

Total Common Stocks (cost $21,392,880)                        17,942,671


18



                                             ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT-17.5%
U.S. GOVERNMENT & AGENCY-17.5%
Student Loan Marketing Assn.
  5.42%, 11/02/98
  (amortized cost $3,599,458)                    $3,600      $ 3,599,458

TOTAL INVESTMENTS-105.0%
  (cost $24,992,338)                                         $21,542,129
Other assets less liabilities-(5.0%)                          (1,029,101)

NET ASSETS-100%                                              $20,513,028


(a)  Non-income producing security.
(b)  Country of origin--Italy.
(c)  Country of origin--Ireland.
(d)  Country of origin--Luxembourg.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


19



PORTFOLIO OF INVESTMENTS                        ALLIANCE REAL ESTATE INVESTMENT
OCTOBER 31, 1998                                             INSTITUTIONAL FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                 AMOUNT
COMPANY                                            (000)           VALUE
-------------------------------------------------------------------------
COMMON STOCKS-97.3%
REAL ESTATE INVESTMENT TRUSTS-97.3%
APARTMENTS-8.5%
AvalonBay Communities, Inc.                      21,500      $   690,688
Essex Property Trust, Inc.                       22,800          715,350
Irvine Apartment Communities, Inc.                5,400          141,750
                                                             ------------
                                                               1,547,788

CORRECTIONAL FACILITIES-2.2%
Correctional Properties Trust                    21,100          410,131
DIVERSIFIED-11.6%
Entertainment Properties Trust                   27,200          452,200
Glenborough Realty Trust, Inc.                   29,900          640,981
Golf Trust of America, Inc.                      14,600          390,550
Vornado Realty Trust                             18,600          626,588
                                                             ------------
                                                               2,110,319

HOTELS & RESTAURANTS-10.6%
Innkeepers USA Trust                             33,700          387,550
MeriStar Hospitality Corp.                       25,755          476,468
Patriot American Hospitality, Inc.               45,000          399,375
Starwood Hotels & Resorts                        20,200          571,912
Sunstone Hotel Investors, Inc.                    9,600           87,000
                                                             ------------
                                                               1,922,305

OFFICE-26.0%
Arden Realty, Inc.                               29,700          642,262
Boston Properties, Inc.                          18,100          515,850
Brookfield Properties Corp. (a)                  55,500          593,487
Crescent Real Estate Equities Co.                27,800          696,737
Equity Office Properties Trust                   37,900          909,600
Great Lakes REIT, Inc.                           14,400          236,700
Mack-Cali Realty Corp.                           14,000          414,750
SL Green Realty Corp.                            38,100          721,519
                                                             ------------
                                                               4,730,905

OFFICE - INDUSTRIAL MIX-13.5%
Brandywine Realty Trust                          28,500          509,437
Duke Realty Investments, Inc.                    15,200          362,900
Highwoods Properties, Inc.                       16,900          472,144
Reckson Associates Realty
Corp.                                            24,400          553,575
Spieker Properties, Inc.                         16,100          555,450
                                                             ------------
                                                               2,453,506

REAL ESTATE DEVELOPMENT & MANAGEMENT-.2%
Excel Legacy Corp. (b)                            5,000           13,750
Reckson Services Industries, Inc. (b)            10,416           20,181
                                                             ------------
                                                                  33,931

REGIONAL MALLS-6.1%
Macerich Co.                                     21,400          589,837
Mills Corp.                                      24,200          524,838
                                                             ------------
                                                               1,114,675

SHOPPING CENTERS-9.0%
Burnham Pacific Properties, Inc.                 31,900          418,687
New Plan Excel Realty Trust, Inc.                18,260          415,415
Pacific Retail Trust Co. (b)(c)                   7,500           82,800
Pan Pacific Retail Properties, Inc.              38,800          725,075
                                                             ------------
                                                               1,641,977

STORAGE-3.7%
Public Storage, Inc.                             25,400          677,863
WAREHOUSE & INDUSTRIAL-5.9%
Cabot Industrial Trust                           23,400          468,000
ProLogis Trust                                   27,600          602,025
                                                             ------------
                                                               1,070,025

Total Common Stocks (cost $21,740,670)                        17,713,425

SHORT-TERM INVESTMENT-4.3%
TIME DEPOSIT-4.3%
State Street Cayman Islands
  4.75%, 11/02/98
  (cost $778,000)                                  $778          778,000

TOTAL INVESTMENTS-101.6%
  (cost $22,518,670)                                          18,491,425
Other assets less liabilities-(1.6%)                            (298,082)

NET ASSETS-100%                                              $18,193,343


(a)  Country of origin--Canada.
(b)  Non-income producing security.
(c)  Illiquid security, valued at fair market value (see Note A).

     See notes to financial statements.


20



STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1998                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                                                                               REAL ESTATE
                                               PREMIER GROWTH      QUASAR      INVESTMENT
                                                INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL
                                                     FUND           FUND           FUND
                                                -------------  -------------  -------------
ASSETS
  Investments in securities, at value
    (cost $54,720,190, $24,992,338 and
    $22,518,670, respectively)                   $59,927,485    $21,542,129   $ 18,491,425
  Cash                                                   500        129,765          2,074
  Receivable for capital stock sold                  549,317      6,139,085         59,455
  Receivable for investment securities sold          129,313         80,883         58,482
  Deferred organization expenses                      61,218         63,938         60,098
  Interest and dividends receivable                   19,671          3,059         25,042
  Receivable due from adviser                         27,685         17,741          2,822
  Total assets                                    60,715,189     27,976,600     18,699,398

LIABILITIES
  Payable for investment securities purchased        587,186      1,453,412        193,240
  Payable for capital stock redeemed                  53,279      5,883,750        196,807
  Distribution fee payable                               649            467             -0-
  Accrued expenses                                   165,765        125,943        116,008
  Total liabilities                                  806,879      7,463,572        506,055

NET ASSETS                                       $59,908,310    $20,513,028   $ 18,193,343

COMPOSITION OF NET ASSETS
  Capital stock, at par                          $     4,748    $     2,766   $      2,340
  Additional paid-in capital                      55,567,622     25,245,229     22,501,152
  Undistributed net investment income                 16,136          2,356         40,785
  Accumulated net realized loss on
    investments and foreign currency
    transactions                                    (887,491)    (1,287,114)      (323,689)
  Net unrealized appreciation
    (depreciation) of investments                  5,207,295     (3,450,209)    (4,027,245)
                                                 $59,908,310    $20,513,028    $18,193,343

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS I SHARES
  Net asset value, redemption and offering
    price per share ($56,893,921 / 4,508,047,
    $20,512,745 / 2,765,729 and $18,193,023 /
    2,339,663 shares of capital stock issued
    and outstanding, respectively)                    $12.62         $ 7.42         $ 7.78

  CLASS II SHARES
  Net asset value, redemption and offering
    price per share ($3,014,389 / 239,539,
    $283 / 38.2 and $320 / 41.2 shares of
    capital stock issued and outstanding,
    respectively)                                     $12.58         $ 7.40         $ 7.77


See notes to financial statements.


21



STATEMENTS OF OPERATIONS
PERIOD ENDED OCTOBER 31, 1998                      ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                                                                               REAL ESTATE
                                               PREMIER GROWTH     QUASAR       INVESTMENT
                                                INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL
                                                   FUND(A)        FUND(B)        FUND(C)
                                               --------------  -------------  -------------
INVESTMENT INCOME
  Dividends (Net of foreign taxes withheld
    of $5,953, $1,197 and $250, respectively)     $  201,882     $   67,134     $  799,152
  Interest                                            66,174         47,911         34,834
  Total income                                       268,056        115,045        833,986

EXPENSES
  Advisory fee                                       274,226         93,387        123,142
  Distribution fee - Class II                          3,838            468              1
  Administrative                                     102,500         71,750        112,750
  Audit and legal                                     71,176         63,757         61,936
  Custodian                                           66,455         47,624         51,166
  Printing                                            41,874         21,246         21,809
  Registration                                        29,926         20,539         18,171
  Transfer agency                                     15,683          5,408          7,508
  Directors' fees                                     13,000          5,000         13,000
  Amortization of organization expenses               11,880          9,160         13,000
  Miscellaneous                                        2,640            749            976
  Total expenses                                     633,198        339,088        423,459
  Less: expenses waived and reimbursed
    by adviser (See Note B)                         (381,278)      (226,399)      (286,633)
  Net expenses                                       251,920        112,689        136,826
  Net investment income                               16,136          2,356        697,160

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized loss on investment transactions      (887,491)    (1,287,114)      (323,689)
  Net realized loss on foreign currency
    transactions                                          -0-            -0-        (1,254)
  Net unrealized appreciation (depreciation)
    of investments                                 5,207,295     (3,450,209)    (4,027,245)
  Net gain (loss) on investments and foreign
    currency transactions                          4,319,804     (4,737,323)    (4,352,188)

NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                   $4,335,940    $(4,734,967)   $(3,655,028)


(a)  Commencement of operations, January 7, 1998.
(b)  Commencement of operations, March 17, 1998.
(c)  Commencement of operations, December 9, 1997.


22



STATEMENT OF CHANGES IN NET ASSETS
PERIOD ENDED OCTOBER 31, 1998                      ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                                                                               REAL ESTATE
                                               PREMIER GROWTH      QUASAR      INVESTMENT
                                                INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL
                                                     FUND(A)        FUND(B)        FUND(C)
                                               --------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                          $    16,136    $     2,356    $   697,160
  Net realized loss on investments and
    foreign currency transactions                   (887,491)    (1,287,114)      (324,943)
  Net unrealized appreciation (depreciation)
    of investments                                 5,207,295     (3,450,209)    (4,027,245)
  Net increase (decrease) in net assets
    from operations                                4,335,940     (4,734,967)    (3,655,028)

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class I                                               -0-            -0-      (655,108)
    Class II                                              -0-            -0-           (13)

CAPITAL STOCK TRANSACTIONS
  Net increase                                    55,539,040     25,214,665     22,470,152
  Total increase                                  59,874,980     20,479,698     18,160,003

NET ASSETS
  Beginning of period                                 33,330         33,330         33,340
  End of period (including undistributed net
    investment income of $16,136, $2,356
    and $114,408, respectively)                  $59,908,310    $20,513,028    $18,193,343


(a)  Commencement of operations, January 7, 1998.
(b)  Commencement of operations, March 17, 1998.
(c)  Commencement of operations, December 9, 1997.


23



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Institutional Funds, Inc. (the "Company") was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of three funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund and Alliance Real Estate Investment Institutional Fund (the "Funds"). Each Fund has different investment objectives and policies. Prior to the commencement of operations on January 7, 1998, March 17, 1998 and December 9, 1997, respectively, the Funds had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 3,300 shares of Class I common stock of each Fund for $33,000, and 33 shares of Class II common stock of the Alliance Premier Growth Institutional Fund and the Alliance Quasar Institutional Fund for $330 and 34 shares of Class II common stock of the Alliance Real Estate Investment Institutional Fund for $340 in each case on November 12, 1997. Each Fund offers Class I and Class II shares. Sales are made without a sales charge, at each Fund's net asset value per share. Each class of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holding of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $73,099 for the Real Estate Investment Institutional Fund, $73,098 for the Premier Growth Institutional Fund and $73,098 for the Quasar Institutional Fund have been deferred and are being amortized on a straight-line basis through December 2002, January and March 2003, respectively.


24



                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

4. TAXES
It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent fees. Expenses of the Trust are charged to each Fund in proportion to net assets.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Funds pay Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .90% of the Real Estate Investment Institutional Fund's average daily net assets and 1% of the Premier Growth Institutional Fund and Quasar Institutional Fund's average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis .90% and 1.30% of average daily net assets for Class I and Class II of the Premier Growth Institutional Fund; 1.20% and 1.60% of average daily net assets for Class I and Class IIof the Quasar Institutional Fund and 1.00% and 1.40% of average daily net assets for Class Iand Class II for the Real Estate Investment Institutional Fund. Effective November 1, 1998, the voluntary fee was increased so that total expenses do not exceed on an annual basis 1.35% of average daily net assets for Class II of the Quasar Institutional Fund. For the period ended October 31, 1998 such reimbursement amounted to: Premier Growth Institutional Fund $278,778; Quasar Institutional Fund $154,649 and Real Estate Investment Institutional Fund $173,883.

Pursuant to the advisory agreement, the Adviser provides to each Fund certain legal and accounting services. For the period ended October 31, 1998, the Adviser agreed to waive its fees for such services. Such waiver amounted to:
Premier Growth Institutional Fund $102,500; Quasar Institutional Fund $71,750 and Real Estate Investment Institutional Fund $112,750.

The Funds compensate Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Funds. Such compensation amounted to $14,991, $4,825 and $6,841, respectively for the Premier Growth Institutional Fund, the Quasar Institutional Fund and the Real Estate Investment Institutional Fund for the period ended October 31, 1998.

Brokerage commissions paid on investment transactions for the period ended October 31, 1998 amounted to $85,675 for the Premier Growth Institutional Fund; $58,337 for the Quasar Institutional Fund and $51,639 for the Real Estate Investment Institutional Fund, of which $660 for the Premier Growth Institutional Fund was paid to the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser and $115 for the Quasar Institutional Fund was paid to Donaldson, Lufkin & Jenrette Securities Corp., directly.


25



NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Funds have adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Funds pay a distribution fee to the Distributor at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There is no distribution fee on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 1998 were as follows:

                                                        PURCHASES                           SALES
                                         -----------------------------------   -----------------------------------
                                             STOCKS AND      U.S. GOVERNMENT      STOCKS AND       U.S. GOVERNMENT
FUND                                     DEBT OBLIGATIONS      AND AGENCIES    DEBT OBLIGATIONS      AND AGENCIES
------------------------------------     ----------------    ---------------   ----------------    ---------------
Premier Growth Institutional                $83,703,108        $1,676,700         $29,727,168          $347,108
Quasar Institutional                         31,168,054                -0-          8,488,059                -0-
Real Estate Investment Institutional         23,790,192                -0-          1,649,731                -0-

At October 31, 1998, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation), excluding foreign currency transactions, were as follows:

                                                                     GROSS UNREALIZED            NET UNREALIZED
                                                             -------------------------------      APPRECIATION
FUND                                            COST          APPRECIATION      DEPRECIATION     (DEPRECIATION)
------------------------------------      ---------------    --------------    --------------    --------------
Premier Growth Institutional                $55,008,826        $6,826,419       $(1,907,760)       $4,918,659
Quasar Institutional                         25,284,080           550,698        (4,292,649)       (3,741,951)
Real Estate Investment Institutional         22,634,636             9,548        (4,152,759)       (4,143,211)

For Federal income tax purposes at October 31, 1998, the Fund had capital loss carry forwards for the Portfolios as follows: $598,855 expiring in 2006 for the Premier Growth Institutional Fund $995,373 expiring 2006 for the Quasar Institutional Fund, and $280,232 expiring in 2006 for the Real Estate Investment Institutional Fund.


26



                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 18,000,000,000 shares of $.001 par value capital stock authorized, 6,000,000,000 shares each for Premier Growth Institutional Fund, Quasar Institutional Fund and Real Estate Investment Institutional Fund. Each Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in shares of capital stock were as follows:

                                      PREMIER GROWTH INSTITUTIONAL FUND
                                    --------------------------------------
                                           SHARES              AMOUNT
                                    ------------------  ------------------
                                    JANUARY 7, 1998(A)  JANUARY 7, 1998(A)
                                                TO                  TO
                                     OCTOBER 31, 1998    OCTOBER 31, 1998
                                    ------------------  ------------------
CLASS I
Shares sold                              4,846,318         $56,837,599
Shares redeemed                           (341,571)         (4,198,789)
Net increase                             4,504,747         $52,638,810

CLASS II
Shares sold                                307,955          $3,782,004
Shares redeemed                            (68,449)           (881,774)
Net increase                               239,506          $2,900,230


                                          QUASAR INSTITUTIONAL FUND
                                    -------------------------------------
                                          SHARES              AMOUNT
                                    -----------------   -----------------
                                    MARCH 17, 1998(A)   MARCH 17, 1998(A)
                                                TO                  TO
                                     OCTOBER 31, 1998    OCTOBER 31, 1998
                                    -----------------   -----------------
CLASS I
Shares sold                              3,009,763         $27,395,135
Shares redeemed                           (247,334)         (1,985,986)
Net increase                             2,762,429         $25,409,149

CLASS II
Shares sold                                785,381         $ 5,617,297
Shares redeemed                           (785,376)         (5,811,781)
Net increase (decrease)                          5         $  (194,484)


(a)  Commencement of operations.


27



NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                                                  REAL ESTATE INVESTMENT
                                                    INSTITUTIONAL FUND
                                             ---------------------------------
                                                 SHARES             AMOUNT
                                             ---------------   ---------------
                                             DEC. 9, 1997(A)   DEC. 9, 1997(A)
                                                    TO                 TO
                                              OCT. 31, 1998     OCT. 31, 1998
                                             ---------------   ---------------
CLASS I
Shares sold                                      2,486,932        $23,779,985
Shares issued in reinvestment of dividends          78,721            655,108
Shares redeemed                                   (229,290)        (1,965,003)
Net increase                                     2,336,363        $22,470,090

CLASS II
Shares sold                                              6        $        50
Shares issued in reinvestment of dividends               1                 12
Net increase                                             7        $        62


(a)  Commencement of operations.


28



FINANCIAL HIGHLIGHTS                               ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    REAL ESTATE
                                            PREMIER GROWTH          QUASAR           INVESTMENT
                                          INSTITUTIONAL FUND  INSTITUTIONAL FUND  INSTITUTIONAL FUND
                                                CLASS I             CLASS I             CLASS I
                                          JANUARY 7, 1998(A)   MARCH 17, 1998(A)  DECEMBER 9, 1997(A)
                                                   TO                  TO                TO
                                           OCTOBER 31, 1998    OCTOBER 31, 1998    OCTOBER 31, 1998
                                          ------------------  ------------------  -------------------
Net asset value, beginning of period            $10.00              $10.00              $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                          .01                  -0-                .43
Net realized and unrealized gain (loss)
  on investment transactions                      2.61               (2.58)              (2.26)
Net increase (decrease) in net asset
  value from operations                           2.62               (2.58)              (1.83)

LESS: DIVIDENDS
Dividends from net investment income                -0-                 -0-               (.39)
Net asset value, end of period                  $12.62               $7.42               $7.78

TOTAL RETURN
Total investment return based on net
  asset value (c)                                26.20%             (25.80)%            (18.61)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $56,894             $20,513             $18,193
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements (d)                             .90%               1.20%               1.00%
  Expenses, before waivers/
    reimbursements (d)                            2.29%               3.82%               3.09%
  Net investment income (d)                        .08%                .03%               5.62%
Portfolio turnover rate                             86%                 61%                 11%


See footnote summary on page 30.


29



FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                     REAL ESTATE
                                            PREMIER GROWTH          QUASAR            INVESTMENT
                                          INSTITUTIONAL FUND  INSTITUTIONAL FUND  INSTITUTIONAL FUND
                                              CLASS II            CLASS II            CLASS II
                                          JANUARY 7, 1998(A)   MARCH 17, 1998(A)  DECEMBER 9, 1997(A)
                                                   TO                  TO                  TO
                                           OCTOBER 31, 1998    OCTOBER 31, 1998    OCTOBER 31, 1998
                                          ------------------  ------------------  -------------------
Net asset value, beginning of period            $10.00              $10.00              $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                  (.03)              (5.89)                .41
Net realized and unrealized gain (loss)
  on investment transactions                      2.61                3.29               (2.28)
Net increase (decrease) in net asset
  value from operations                           2.58               (2.60)              (1.87)

LESS: DIVIDENDS
Dividends from net investment income                -0-                 -0-               (.36)
Net asset value, end of period                  $12.58               $7.40               $7.77

TOTAL RETURN
Total investment return based on net
  asset value (c)                                25.80%             (26.00)%            (19.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                       $3,014                 (e)                $283$320
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements (d)                            1.30%               1.60%               1.40%
  Expenses, before waivers/
    reimbursements (d)                            2.65%               4.62%               3.59%
  Net investment income (loss) (d)                (.38)%              (.14)%              5.04%
Portfolio turnover rate                             86%                 61%                 11%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  000's omitted.


30



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                               ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE INSTITUTIONAL FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Alliance Institutional Funds (comprising, respectively, the Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund and Alliance Real Estate Investment Institutional Fund) as of October 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Alliance Institutional Funds as of October 31, 1998, the results of their operations, changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


New York, New York
December 9, 1998


31



                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALFRED HARRISON, EXECUTIVE VICE PRESIDENT
ALDEN M. STEWART, EXECUTIVE VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
RANDALL E. HAASE, SENIOR VICE PRESIDENT
DANIEL G. PINE, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DAVID A. KRUTH, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02116

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.


32



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio

33

ALLIANCE INSTITUTIONAL FUNDS
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AIFAR